Big West Oil, LLC
A FLYING J INC Company
1104 Country Hills Drive, Ogden Utah 84403 Phone 801-624-1607

Contract: # P-148-0106

CONTINUING GUARANTY

1. Guaranty; Definitions. For valuable consideration, the undersigned Big West Oil, LLC a limited liability company (“Guarantor”), absolutely and unconditionally, guarantees and promises to pay to Berry Petroleum Company, a Delaware corporation (“Berry”), or order, on demand in lawful money of the United States of America and in immediately available funds, any Indebtedness of Big West of California, LLC, (“Big West”) to Berry. Guarantor is financially interested in Big West and acknowledges that financial accommodations extended to Big West will be of substantial benefit to Guarantor. Big West has entered into that certain Crude Oil Purchase Contract dated November 14, 2005 (“Contract”), pursuant to which Big West will purchase substantially all of Berry’s crude oil production in California and Berry is willing to enter into such Contract, but only upon the condition that Guarantor executes this Guaranty. In order to induce Berry to enter into the Contract, and in consideration thereof, Guarantor hereby agrees to this Guaranty. The term “Indebtedness” is used herein in its most comprehensive sense and includes the Contract and any and all advances, debts, obligations and liabilities of Big West to Berry, including, without limitation, any obligation heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated, determined or undetermined, and whether Big West may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter become unenforceable. Notwithstanding anything herein to the contrary, the aggregate amount payable by the Guarantor under this Guaranty shall not exceed Seventy-Five Million Dollars ($75,000,000.00).

2. Continuing Guaranty. This is a continuing guaranty and all rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness of Big West to Berry, including that arising under successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, and notwithstanding the dissolution, liquidation or bankruptcy of Berry or Guarantor or any other event or proceeding affecting Berry or Guarantor. The obligations of Guarantor hereunder shall be in addition to any obligations of Guarantor under any other guaranties of any liabilities or obligations of Big West or any other persons heretofore or hereafter given to Berry unless said other guaranties are modified or revoked in writing; and this Guaranty shall not, unless herein provided, affect or invalidate any such other guaranties. The liability of Guarantor to Berry shall at all times be deemed to be the aggregate liability of Guarantor under the terms of this Guaranty and of any other guaranties heretofore given by Guarantor to Berry and not expressly revoked, modified or invalidated.

3. Obligations Joint and Several; Separate Actions; Waiver of Statute of Limitations; Reinstatement of Liability. The obligations hereunder are joint and several and independent of the obligations of Big West, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Big West or any other person or whether Big West or any other person is joined in any such action or actions. Guarantor acknowledges that there are no conditions precedent to the effectiveness of this Guaranty, and that this Guaranty is in full force and effect and is binding on Guarantor as of the date written below, regardless of whether Berry obtains collateral or any guaranties from others or takes any other action contemplated by Guarantor. Guarantor waives the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and Guarantor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to Guarantor’s’ liability hereunder. The liability of Guarantor hereunder shall be reinstated and revived and the rights of Berry shall continue if and to the extent for any reason any amount at any time paid on account of any Indebtedness guaranteed hereby is rescinded or must be otherwise restored by Berry, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Berry in its sole discretion; provided, however, that if Berry chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold Berry harmless from and against all costs and expenses, including reasonable attorney fees, expended or incurred by Berry in connection therewith, including, without limitation, in any litigation with respect thereto.

4. Authorizations to Berry. Guarantor authorizes Berry, either before or after revocation hereof, without notice to or demand on Guarantor and without affecting Guarantor’s liability hereunder, from time to time to: (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Indebtedness or any portion thereof, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof, including, without limitation, a nonjudicial sale permitted by the terms of any controlling security agreement or deed of trust, as Berry in its discretion may determine; (d) release or substitute any one or more of the endorsers or any other Guarantors of the Indebtedness; and (e) apply payments received by Berry from Big West to any Indebtedness of Big West to Berry, in such order as Berry shall determine in its sole discretion, whether or not any such Indebtedness is covered by this Guaranty, and Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise. Berry may without notice assign this Guaranty in whole or in part.

5. Representations and Warranties. Guarantor represents and warrants that; (a) this Guaranty is executed at Big West’s request; (b) Guarantor has not sold, leased, assigned, encumbered, hypothecated, transferred or otherwise disposed of all or a substantial or material part of Guarantor’s assets other than in the ordinary course of business; and (c) Guarantor has established adequate means of obtaining from Big West on a continuing basis financial and other information pertaining to Big West’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances that might in any way affect Guarantor’s risks hereunder, and Guarantor further agrees that Berry shall have no obligation to disclose to Guarantor any information or material about Big West that is acquired by Berry in any manner. As an ongoing obligation and as a material condition to Berry to enter into the Indebtedness with Big West, Guarantor agrees to provide to Berry copies of Guarantor’s annual audited and quarterly unaudited financial statements within 90 days for the annual and within 45 days for the quarterly after the end of the reporting period reflected in such statements at all times and so long as this Guaranty is in effect with such financial statements to be accompanied with a certification in a form reasonably satisfactory to Berry by the Chief Financial Officer of Guarantor certifying that the financial statements are accurate and not misleading and, to the extent that the financial statements reflect a Big West Equity of at least Four Hundred Million Dollars ($400,000,000.00), a certification that there have been no material adverse changes in the business of Guarantor that would reduce Guarantor’s Equity (Equity is defined as members’ or shareholders’ equity as defined by generally accepted accounting principles) below Four Hundred Million Dollars ($400,000,000.00). Berry agrees to keep said financial statements confidential other than for purposes of enforcing this Guaranty or to provide to Berry’s lenders, if required by such lenders.

6. Guarantor Waivers. Guarantor waives any right to require Berry to: (a) proceed against or exhaust any security, if any, held by Berry or any other person; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Big West or any other person, or otherwise comply with the provisions of Section 9611 of the California Uniform Commercial Code; (c) pursue any other remedy in Berry’s power; or (d) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor.

Guarantor waives any defense based upon: (a) any disability of Big West or any other person; (b) the cessation or limitation from any cause whatsoever, other than payment in full, of the Indebtedness of Big West or any other person; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Big West which is a corporation, partnership, limited liability company or other type of entity, or any defect in the formation of such Big West; (d) any act or omission by Berry which directly or indirectly results in or aids the discharge of Big West or any Indebtedness by operation of law or otherwise; or (e) any modification of the terms of the Indebtedness.

Without limiting the generality of the foregoing, Guarantor expressly waives any and all benefits and defenses under Civil Code Section 2822, which provides that in instances where Berry accepts a partial payment of the indebtedness from Big West, Big West may designate the portion of the indebtedness that is to be satisfied by such partial payment.

Unless relinquished by agreement, guarantor normally has the right to proceed against borrower for the reimbursement of funds that guarantor pays to the beneficiary of the guarantee for the benefit of the borrower (called “subrogation”).

Guarantor has certain protection, under the California Code of Civil Procedure, against personal liability for the repayment of the Indebtedness after Berry forecloses on any real property that may be security for the Contract. Berry may foreclose either by (i) court proceeding (a “judicial foreclosure”) or (ii) the power of sale provision in the deed of trust (a “non-judicial foreclosure”).

Should Berry choose to foreclose on any real property through a non-judicial sale and should the proceeds of such foreclosure sale(s) not satisfy the Indebtedness in full, Code of Civil Procedure Section 580d and court rulings do not allow Berry to recover the difference between the Indebtedness and the proceeds of such foreclosure sale(s) from Guarantor. In other words, Berry, by foreclosing by non-judicial sale, would not be able to obtain a judgment against Guarantor personally to pay the difference between the Indebtedness and the proceeds of such foreclosure sale(s).

GUARANTOR WAIVES ALL RIGHTS AND DEFENSE ARISING OUT OF AN ELECTION OF REMEDIES BY THE CREDITOR, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NON-JUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED THE GUARANTOR’S RIGHT OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.

7. Guarantor’s Understanding With Respect to Waivers. Guarantor agrees that each of the waivers set forth above are made with Guarantor’s full knowledge of its significance and consequences, and agrees that the waivers are reasonable and not contrary to public policy or law. If any of said waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

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9. Bankruptcy of Big West. Notwithstanding any modification, discharge or extension of the Indebtedness or any amendment, modification, stay or cure of Berry’s rights which may occur in any bankruptcy or reorganization case or proceeding concerning Big West, whether permanent or temporary, and whether assented to by Berry, Guarantor hereby agrees that Guarantor shall be obligated hereunder to pay and perform the Indebtedness and discharge its other indebtedness in accordance with the terms of the obligations and the terms of this Guaranty in effect on the date hereof. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Big West. As an example and not in any way of limitation, a subsequent modification of the Indebtedness in any reorganization case concerning Big West shall not affect the Indebtedness of Guarantor to pay and perform the Indebtedness in accordance with the original terms.

10. Financial Condition of Big West. Guarantor acknowledges that certain facts concerning Big West and Big West’s financial condition may be known or become known to Berry. Guarantor waivers any right to require Berry to furnish such information to Guarantor and agrees not to assert any defense Guarantor may have based upon Berry’s failure to furnish such information. Guarantor acknowledges that, in executing this Guaranty and at all times hereafter, Guarantor has relied and will continue to rely upon its own investigation and sources other than Berry for all information and facts relating to Big West and Big West’s financial condition.

11. Waiver of Authentication of Validity of Acts of Corporation, Partnership or Limited Liability Company. As Big West is a limited liability company, it is not necessary for Berry to inquire into the power of Big West or the officers, directors, partners or agents acting or purporting to act in its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such power shall be guaranteed hereunder.

  12. Disclosure of Information. Guarantor acknowledges that Berry has the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, any Indebtedness of Big West to Berry and any obligations with respect thereto, including this Guaranty. In connection therewith, Berry may disclose all documents and information which Berry now has or hereafter requires relating to Guarantor and this Guaranty, whether furnished by Big West, Guarantor or otherwise. Guarantor further agrees that Berry may disclose such documents and information to Big West.

13. Costs, Expenses and Attorney Fees. All payments, advances, charges, costs and expenses, including reasonable attorney fees, made or incurred by Berry in the enforcement of this Guaranty or in the collection of any of the Indebtedness of Big West to Berry shall be paid by Guarantor immediately and without demand, together with interest at a rate per annum equal to the greater of ten percent (10%) or the interest rate being charged by Berry’s primary lender to Berry under outstanding credit facilities.

14. Arbitration.

 a.   Mandatory Arbitration.  Any controversy or claim (in an amount in excess of the small claims court maximum jurisdictional limit) arising out of or relating to this Guaranty or any agreements or instruments relating hereto or delivered in connection herewith, or arising out of or relating to any aspect of the past, present or future relationships of the parties hereto, including but not limited to a claim based on or arising from an alleged tort, shall, at the request of any party, be determined by arbitration by a single neutral arbitrator in accordance with California arbitration procedure (California Code of Civil Procedure Section 1280 et seq.) And under the rules of the American Arbitration Association (but not under the auspices of the American Arbitration Association). Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

This paragraph shall apply if and only if at the time of the proposed submission none of the obligations to Berry described in this Guaranty are secured by real property collateral. No controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, any such obligation is secured by real property collateral.

b. Judicial Reference. In any judicial action or proceeding arising out of or relating to this Guaranty or any agreements or instruments relating hereto or delivered in connection herewith, including but not limited to a claim based on or arising from an alleged tort, if the controversy or claim is not submitted to arbitration as provided and limited in paragraph a of this Section, all decisions of fact and law shall be determined by a reference in accordance with California Code of Civil Procedure Section 638 et seq.

The parties shall designate to the court a referee in the same manner as arbitrators are selected in American Arbitration Association-sponsored proceedings and pursuant to California Code of Civil Procedure Section 1281.6.

Judgment upon the award rendered by such referee shall be entered in the court in which such proceedings was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

c. Provisional Remedies Self-help and Foreclosure. Neither paragraph a nor any other provision of this arbitration section shall limit the right of any party to this Guaranty to foreclosure against or sell any real or personal property collateral or security or to obtain provisional or ancillary remedies such as attachment, injunctive relief for the appointment of a receiver from a court of competent jurisdiction before, after or during the pendency of any arbitration. At Berry’s option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

d. Miscellaneous Arbitration Provisions.

(1) In the event of any dispute governed by this Section, each of the parties shall pay all of its own expenses, and, subject to the award of the arbitrator or referee, shall pay an equal share of the arbitrator’s or referee’s fees. The arbitrator or referee shall award recovery of all costs and fees (including attorney fees, administrative fees, arbitrator’s or referee’s fees, and court costs) to the prevailing party.

(2) All statutes of limitations which would otherwise be applicable shall apply to any arbitration or reference proceeding under this Section.

(3) In any arbitration or reference proceeding subject to these provisions, the arbitrator or referee is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator’s or referee’s sole discretion) pre-hearing motions which are substantially similar to demurrers, motions to dismiss and motions for summary adjudication.

(4) Any arbitrator or referee selected pursuant to this Section shall be knowledgeable in the subject matter of the dispute, and shall be an active attorney or retired judge.

  15. Successors, Assigns; Governing Law. This Guaranty shall be binding upon and inure to the benefit of the successors and assigns of the parties, and shall be governed by and construed in accordance with the laws of this State of California.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of the date stated below.

DATE: November 14, 2005

BIG WEST OIL, LLC, a limited liability company

By: Fred Greener
Its: EVP